Investor Presentation November 2013 Improving retail real estate in urban communities Exhibit 99.1

Forward Looking Statements

Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “might,” “would,” “expect,” “anticipate,” “estimate,” “could,” “should,” “believe,” “intend,” “project,”
“forecast,” “target,” “plan,” or “continue” or the negative of these words or other variations or comparable terminology.
Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include volatility in the capital markets and changes in borrowing rates; changes in macro-economic conditions and the demand for retail space in the states in which Equity
One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that
Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the timing, extent and ultimate proceeds realized from asset dispositions; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from Operations, or FFO.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package and in filings made with the SEC which are available on its website at www.equityone.net.

Investment Considerations

• Proven management team that has successfully executed a stated transformation strategy to upgrade and diversify a portfolio of dominant retail assets in the most densely populated coastal markets of the U.S.
• Five year capital recycling plan is nearly complete
– Approximately $2 billion of acquisitions since 2009 in target markets
– Approximately $1 billion of dispositions since 2009 of non-strategic, non-core assets
• Upgraded portfolio provides attractive shadow pipeline of redevelopment opportunities that reflect over $500 million of possible investment
• Recent acquisitions include many anchor leases with below market rents and short term expirations
• Strong balance sheet with modest leverage, ample liquidity and well-laddered debt maturities
• Financial capacity and proven ability to execute on additional opportunistic acquisitions and redevelopments
We are a premier operator of quality retail properties and are positioned for continued growth

Corporate Snapshot

• Equity One owns, manages, acquires, develops and redevelops quality retail properties located in supply constrained communities in major coastal markets of the United States
•
As
•
Our capital recycling program has significantly improved our geographic diversification and portfolio demographics
• Our largest geographic markets as measured by approximate fair market values are Northeast (32%), South Florida
–
•
Our properties have average population density within 3 miles of 204k and average household income within 3
•
The grocer sales in our portfolio average in excess of $550 per square foot
• As of September 30, 2013, our total equity market capitalization and total enterprise value were $2.8 billion and
•
We have investment grade credit ratings of Baa2 (stable) from Moody’s and BBB- (positive) from S&P
(1) Includes acquisitions and dispositions under contract as of 10/30/2013.  Excludes land and non-core assets not associated with retail centers.  Additionally, we have joint venture interests in eighteen retail properties and two office buildings totaling approximately 3.4 million sf.
(2) Based on total estimated fair market value of operating property portfolio as of 9/30/2013.  Includes acquisitions and dispositions under contract as of 10/30/2013.  Excludes land and unconsolidated JV properties.
(3)
Demographic data based on weighted estimated fair market value of assets. Includes acquisitions and dispositions under contract as of 10/30/2013. Source: Sites USA.
(4)
Based on diluted shares of 129.4 million.
$4.3 billion, respectively
(4)
miles of $95k
(3)
of September 30, 2013, we owned 128 operating properties in 13 states
(1)
Non-core properties represent only 7% of our portfolio
(2)
(26%) and California (22%)
(2)

3Q13 Summary Highlights
Earnings
• 3Q13 FFO and Recurring FFO were both $0.30/share, Recurring FFO was up 7% over 3Q12
• Recurring FFO guidance was increased to $1.22 to $1.23/share (from $1.20 - $1.23/share)
Operating fundamentals
• Same property NOI increased 3.7% vs. 3Q12, and full year guidance was updated to +3.0% to 3.5%
• Consolidated Shopping Center occupancy was 92.4%, a 90 bps increase vs. 2Q13
• Same property occupancy increased 30 bps to 92.1% vs. 2Q13, and was flat compared to 3Q12
• Executed 139 new leases, renewals and options totaling 812,495 sf at an average rent spread of 9.3% on a same space basis
• Average base rents were up 7.2% over the prior year to $15.52/sf, and up 1.1% sequentially
Disposition activities
• Substantial progress on asset disposition plan which is on target to reach budgeted levels

Investing activities
• Closed on three of the seven Westwood Complex parcels for a gross purchase price of $23 million.  Net of $17.8 million of financing previously provided against these three parcels, the additional funding was $5.2 million.
• In October, closed on The Village Center in Westport, CT for a gross purchase price of $54.3 million, consisting of four buildings totaling
90,000 sf that are 98% leased.
• In October, acquired Pleasanton Plaza in Pleasanton, CA for a gross purchase price of $30.9 million, anchored by JCPenny Home Store,
OfficeMax, and Cost Plus World Market.  The center is approximately 163,000 sf and 96% leased.
• Joint Venture with NY Common Retirement Fund acquired Riverfront Plaza in Hackensack, NJ for $47.8 million, a 129,000 sf 97%
leased shopping center anchored by ShopRite. The acquisition closed in October.
Development and redevelopment activities
• Broadway Plaza development and Serramonte redevelopment progressing on plan
– Year to date through 10/30/13, 29 non-core assets were sold for $236.2 million and an additional seven non-core assets were under contract for sale for $65.9 million (including pro rata share of a JV property). The weighted average capitalization rate of non-core assets disposed and under contract as of 9/30/13 is approximately 7%

Meet or exceed fundamental operating goals
SS NOI growth + 2% to 3%
SS Occupancy + 50 to 100 bps
Recurring FFO of $1.18 to $1.22/share
Continue to upgrade portfolio quality and demographic profile through strategic transactions
Core acquisition activity of $100 to $200 million
JV acquisition activity of $100 to $200 million
Non-core asset dispositions of $300 million
Continue to strengthen development and redevelopment pipeline
Complete lease up of The Gallery at Westbury Plaza
Significantly advance construction at the Broadway Plaza site
Establish additional redevelopment and densification plans at
Serramonte
Substantially complete Dick’s Sporting Goods
Develop expansion plans to add entertainment wing
Close on the Westwood Complex and work on redevelopment
plans
Maintain low leverage and ample liquidity
Continue to strengthen credit metrics and maintain large
unencumbered asset base
Upgrade information technology systems – implement IT
strategic plan that is aligned with our operational strategy
Operating
Fundamentals
Portfolio
Quality
Value
Creation
Balance
Sheet
Management
Operations
Progress Against 2013 Strategic Goals
2013 Goals
3Q Progress Assessment
Updated guidance to +3.0% to 3.5%
3Q SS Occupancy flat vs. 3Q12
Updated guidance to $1.22 to $1.23/share
On track for $100 to $200 million of core acquisition activity, inclusive of Westwood
Revised JV acquisition guidance to $50 to $75 million in 2Q
As of 10/30/13, $236.2 million closed, $65.9 million under
contract (including pro rata share of JV)
The Gallery is now 95% leased or under LOI
Leases signed for 63% of GLA, additional 8% under LOI
Serramonte Phase II planning in process
On track to open Dick’s in 1Q 2014
In discussion with theater operators and restaurants
Closed on five Westwood parcels; remaining two
expected by January 2014 ($80 million value / $19.5
million net funding remaining)
42.9% net debt to gross real estate at 9/30/13
Unencumbered cash NOI exceeds 75% for 3Q
New budget system implementation completed,
utilized for 2014 budget cycle

Improved Portfolio Quality Evident in Recent Operating Fundamentals

Rent Spread – Total New Leases, Renewals & Options
(2)
SS NOI Growth %
(1)
4.5%
0.7%
3.6%
3.5%
3.0%
3.1%
3.7%
0.0%
2.0%
4.0%
6.0%
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13
3.5%
6.5%
9.5%
7.9%
10.0%
12.5%
9.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13
(1)
NOI growth is presented on a same property cash basis as of each respective quarter.
(2)
Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.

Portfolio Growth Greatly Improved From Capital Recycling

Strategy to upgrade and diversify asset base commenced in 2009 and is largely completed
(1)
Growth profile enhanced through the acquisition of high quality assets
Assets acquired are larger, dominant assets in major trade areas
Property acreage in newly acquired assets much greater than non-core assets which provides redevelopment and expansion opportunities
Larger assets with higher occupancy are more efficient to operate
Stability of cash flows enhanced by selling non-core assets in secondary markets
(1) See Appendix for selected property metrics which reflect these capital recycling results
Grocer anchor tenant sales volumes are about 50% lower than dominant assets being acquired
Rental streams more uncertain in non-core markets as fewer barriers to entry exist and new tenant demand is subject to much more competition
Assets targeted for dispositions are in smaller markets (average 3 mile populations around 50,000) with lower average incomes (less than $65k)

Portfolio Well Diversified in Major Supply Constrained Coastal Markets

Region $ FMV (1) % FMV
Northeast $1,217 32%
South Florida $993 26%
West Coast $826 22%
North Florida $286 8%
Southeast $202 5%
Non-Core (Southeast, Florida) $245 7%
Total $3,769 100%
(1)  Data includes acquisitions and dispositions completed and under contract as of October 30, 2013.  Excludes land and non-core assets not associated with retail centers. IFRS fair market values are as of 9/30/13.
Estimated FMV:  $1,217
% of FMV:  32%
Estimated FMV:  $202
% of FMV:  5%
Estimated FMV:  $993
% of FMV:  26%
Estimated FMV:  $286
% of FMV:  8%
($ In Millions)
Estimated FMV:  $185
% of FMV:  5%
Estimated FMV:  $641
% of FMV:  17%

Below market leases • Recent acquisitions provide opportunity to capture market rents in coming years
– 1175 Third Avenue (New York, NY) - Food Emporium was paying $42 psf, now paying $105 psf
– Aventura Square (Aventura, FL) - Old Navy pays $18 psf lease expires 1/2014, executed renewal during 2Q at $45 psf commencing 2/2014; DSW pays $20 psf, lease expires 2018
– 101 7th Avenue (New York, NY) - Loehmann’ s pays $25 psf, lease expires 3/31/2016
– Westwood (Bethesda, MD) - Giant Food pays $2.00 psf, lease expires 2019
– Copps Hill (Ridgefield, CT) - Kohl’s pays $2.40 psf, lease expires 2021
– Circle Centers (Long Beach, CA) - three anchor tenants expiring 2016, 2018 and 2022, each paying ~50% of market
– The Village Center (Westport, CT) – several below market leases rolling within three years
Increase occupancy with
focus on small shops
• Small shop occupancy was 81.5% at 9/30/13 and represents opportunity to drive incremental NOI
• “Mom and Pop” shops being replaced by stronger franchise operators
• Employment and housing continue to strengthen, especially in Florida
(1)
Redevelopment and site
densification
• Recent acquisitions provide opportunity for redevelopment and densification
– Serramonte - entertainment wing with movie theaters and restaurants will be next phase
– Potrero - opportunity to increase density
– Danbury/Southbury/Compo Acres/Darinor Plaza - expansion and additional outparcel opportunities
Additional core
acquisitions
• We plan to further build and increase our portfolio in our core urban markets
• Assets with highly-productive anchors, below market anchor rents, and redevelopment opportunities
Expense control
• Intense focus on managing general and administrative costs throughout organization, and on cost recovery and careful management of non-recoverable costs
Our Path to Sustained NOI Growth

(1) Florida unemployment rate at 7.1% in July 2013 (vs. 8.7% in July 2012 and 10.4% in July 2011), per Bureau of Labor Statistics.  Florida housing market improved with 14% year over year increase in home price, per Florida Realtors for 2Q’13 vs. 2Q’12 for median price for single-family home, as of August 2013.

Our Path to Increased Occupancy

• Through a combination of organic leasing and capital recycling, goal is to grow occupancy from 92.4% to 95%
by end of 2014
Approximately 100 bps of increased occupancy is expected to come from same property organic leasing and 150 bps is expected to come from dispositions and redevelopment
•
Organic occupancy growth is being driven by:
Targeting tenants benefitting from improved local economic conditions (food users, value oriented/
discounters, franchise operators, and specialty grocers)
Investment in site redevelopment and anchor re-tenanting, as new and better anchor tenants can drive traffic to shop space and increase demand for shop space
Focus on attracting stronger shop operators, including national franchise operators
•
We will continue to divest lower quality assets that have higher vacancy rates
These assets are generally located in secondary or tertiary markets with lower density, lower household income and weaker retail demand characteristics
Typically these assets have a value of less than $10 million
The “Bottom 10” assets, with a cumulative estimated IFRS value of approximately $75 million (as of
9/30/2013), had average occupancy of 67% and average base rents of $10.49 psf at 9/30/2013
Divesting these “Bottom 10” assets would raise the portfolio average core occupancy from 92.4% to
94.4%, and the portfolio average shop occupancy from 81.5% to 84.1%
–
–
–
–
–
–
–
–

Disciplined Capital Allocation Has Preserved A Strong Balance Sheet

• Key balance sheet statistics as of September 30, 2013:
• Strong lending relationships with both traditional banks and life insurance companies
• Demonstrated access to the public markets
• $575 million revolving credit facility which matures September 30, 2015 with a one year extension option
• Modest leverage, ample liquidity and well-laddered debt maturities
– Adjusted EBITDA to fixed charges:   2.8x
– Weighted average term to maturity for total debt: 5.3 years
(1)
– Weighted average interest rate on total debt: 4.99%
(1)
$2
$14
$259
$233
$289
$61
$273
$6
$9
$329
$0
$50
$100
$150
$200
$250
$300
$350
2013 2014 2015 2016 2017 2018 2019 2020 2021 Thereafter
Secured Debt Senior Notes Term Loan Credit Facility
– Net Debt to Total Market Cap:   32.8%
– Net Debt to Gross Real Estate:   42.9%
– Net Debt to Adjusted EBITDA:   6.6x
– Adjusted EBITDA to interest expense:   3.1x
(1)  Excludes amounts drawn under the revolving credit facility which expires on 9/30/15.
Note: Debt maturity schedule as of 9/30/2013. Includes scheduled principal amortization and excludes Brawley Commons. Credit facility is presented as due on the initial maturity date.

Significant Development and Redevelopment Opportunities Will Help
Drive Future Growth
Our upgraded portfolio of larger, dominant assets has created a shadow pipeline of redevelopment opportunities in excess of $500 million.  The opportunities being evaluated fall into the following categories:
1) Larger scale expansions and new ground up construction (potential range $250 million - $300 million)
• Serramonte Center - Dick’s, restaurant outparcels, theater/entertainment wing, new anchors
• Westwood Center - redevelop existing 1950 neighborhood center to take advantage of superior demographics
• Potrero Center - further densify site/consider multi-family component
2) Consolidate poorly utilized shop space for junior/mid box anchors
• Kirkman Shoppes – LA Fitness (41k sf) backfilling poorly configured corner space, adding Walgreens outparcel
• Pablo Plaza – identified 30k sf of shops that can be backfilled with two junior boxes
• Alafaya Commons – eliminate 37k sf of shop space to backfill with 45k sf LA Fitness
3) Replace underperforming anchor stores with stronger operators
• Charlotte Square – backfill local furniture operator with large national discount retailer
• Sheridan Plaza – relocate and downsize Office Depot, backfill with TJ Maxx
4) Expand successful anchor tenants
• Boynton Plaza – expand Publix to a new 54k sf store
• Countryside Shops – build a new Publix and backfill existing box with value-oriented retail and restaurants
5) Add outparcels/expand existing food users
• Darinor Plaza – add new Starbucks pad and relocate existing bank ATM pad
• Point Royale – add bank pad to recently constructed Starbucks and Chipotle expansion

The Gallery at Westbury Plaza –
Garden City, NY

(1) Net estimated cost including estimate of tax refunds for costs incurred as part of participation in New York State’s Brownfield Cleanup Program.
Location Westbury, NY
GLA 312k sf
Development budget
(1) $128.6 million
Estimated cost to complete as of 9/30/13 $10.3 million
Lease-up
Opened Fall 2012. 95% leased or under LOI as of 10/30/13.
Key tenants
Saks Fifth Avenue, Bloomingdale’s, Nordstrom Rack, Old
Navy, Trader Joe’s, Ulta, Home Goods, GAP, Banana Republic,
The Container Store, Shake Shack, Starbucks, SA Elite
Expected Stabilized yield ~11%

EQUITY ONE INC.

Jets Grille
60
OFF 5TH
160
GAP Factory Store
BANANA REPUBLIC
150
bloomingdales
140
NORDSTROM RACK
130
OLD NAVY
96
HomeGoods
Jets Grille
60
70
80
ULTA
90
92
94
98
102
LOI w/ Shoe Retailer
110
115
120
elite
50
46
ORVIS
44
40
38
36
34
32
30
GNC
PAPER SOURCE
The Mission Cantina
TRADER JOE'S
20
The Container Store
10
Pad 4
Pad 3
Pad 2
Pad 1
SHAKE SHACK
ZECKENDORF BLVD
EAST GATE BLVD
OLD COUNTRY ROAD
S
E
W
N

The Gallery at Westbury Plaza – Garden City, NY (Continued) 14

EQUITY ONE INC.

Curves
RadioShack
CVS
Key Food
RITE AID
BJ's
LOEHMANNS
STAPLES
IHOP
Walgreens
Rainbow
RadioShack
DUNKIN' DONUTS
RITE AID
Broadway Plaza
Applebee's
Shops at Blackstone Valley
Marshalls
TARGET
RadioShack

Broadway Plaza Development - Bronx, New York 15

EQUITY ONE INC

Broadway Plaza
MAJOR DEEGAN
EXISTING TRAFFIC SIGNAL
W. 230TH STREET
W. 231ST STREET
VERVEELEN PLACE
EXISTING TRAFFIC SIGNAL
BUS STOP
BUS STOP
231 SUBWAY STATION
LINE FROM BRONX
LINE FROM MANHATTAN
BROADWAY
(SUBWAY TRACKS ABOVE)

Broadway Plaza Development -
Bronx, New York (Continued)

Location Bronx, NY
GLA 115k sf
Development budget $52.8 million
Incurred as of 9/30/13
(1)
$19.4 million
Estimated cost to complete $33.4 million
Lease-up
Leases executed with TJ Maxx (24k sf), The
Sports Authority (30k sf), and Aldi’s (18k sf)
Est. construction completion 4Q 2014
Target NOI stabilization 2016
Expected stabilized yield 8% - 9%
(1)  Includes land cost.

EQUITY ONE INC.

SPORTS AUTHORITY
SPORTS AUTHORITY
ALDI FOOD MARKET
TENANT
TENANT
TENANT
TENANT
T·J·maxx
TENANT
TENANT
TENANT
BROWADWAY PLAZA
FOOD MARKET
ALDI

Broadway Plaza Development - Bronx, New York (Continued) 17

Serramonte Shopping Center -
Daly City, California

Active redevelopment
• Constructing new two-story Dick’s
Sporting Goods which will become the
mall’s fourth anchor, joining Target, JC
Penney, and Macy’s
• Phase I of a multi-phase plan to re-brand
and expand the property
Dick’s redevelopment GLA 83k sf
Redevelopment budget $19.2 million
Incurred as of 9/30/13 $10.9 million
Estimated cost to complete $8.3 million
Scheduled opening Early 2014
Expected stabilized yield ~10%
Future redevelopment
• Future phases at Serramonte will likely
add 150k to 200k sf of additional GLA
including a grocery store, pharmacy,
discounters, a theater, more restaurants,
entertainment, and possibly a residential
component.

EQUITY ONE INC.

DICK'S
SPORTING GOODS
Proposed

macy's
Proposed

Serramonte Shopping Center - Daly City, California (Continued) 19 Current Expansion Projects

Potrero Shopping Center -
San Francisco, California

Future redevelopment goals
• Densify the site with additional retail and
potentially residential units
• May invest $75 million over the next several
years, excluding the residential component
• Recently acquired 200 Potrero Avenue (an
adjacent 30k sf building) providing additional
flexibility to relocate tenants and improve
Potrero Center over time

Westwood Shopping Center -
Bethesda, Maryland

• In 4Q 2012, announced agreement to acquire Westwood Complex, a 22 acre property in Bethesda, MD for
$140 million
215k sf of retail space in the highly affluent and supply constrained market outside Washington, D.C.
Superior demographics with 141k population within 3 miles and average household income of $199k
Initially structured as a $95 million funded mortgage loan, with outright purchase of property anticipated by early 2014
•
Significant opportunities for value creation through below market rents, redevelopment and expansion
Asset has had only one owner and will benefit from capital investment and intensive asset management
Anchored by high volume Giant Food since 1959, with below market lease expiring 2019
Main center has parking ratio of 10 spaces per 1,000 sf, more than double typical shopping centers
•
Closed on five of the seven parcels comprising the Westwood Complex during second and third quarter
The remaining two parcels are expected to be acquired by January 2014
Remaining parcels purchase price of $80 million, $19.5 million net of existing financing
–
–
–
–
–
–
–
–

Westwood Shopping Center - Bethesda, Maryland (Continued) 22

Westwood Shopping Center - Bethesda, Maryland (Continued) 23

Diamond Boulevard
usbank
1969
1965
BANK OF THE WEST
CLAIM JUMPER RESTAURANTS
1981
Panera
E-200
E-260
E-300
E-340
E-361
Any Mountain
F-060
Pier 1 imports
OLD NAVY
D-130
D-100
D-010
C-160
C-130
Golf Mart
C-100
C-010
B-180
REI
www.rei.com
B-100
UFC
A-010
A-020
Jamba Juice
COST PLUS WORLD MARKET
G
BENIHANA
THE JAPANESE STEAKHOUSE
1989
1991
1961
Walnut Creek Channel
Willow Pass Road
Interstate Highway 680
N
E
S
W

Willows Shopping Center Redevelopment –
Concord, CA

Redevelopment Plan
Challenges
• Too many interior facing shop spaces
• Poor traffic patterns limiting shopping in
the rear of the center
• Insufficient gathering spaces and
amenities to take advantage of the
center’s longstanding connection to the
community
• Architectural design is unconventional
and outdated
• Create new access road to improve
circulation and visibility for shop
tenants
• New architectural design to improve
roof lines, refresh color scheme and
use modern materials
• Create a community plaza with play
areas and green space well suited to
host events and drive ancillary income
Current Site Plan

EQUITY ONE INC.

Diamond Boulevard
Iron Horse Trail
Willow Pass Road
Interstate Highway 680
CLAIM JUMPER
usbank
Pier 1 imports
ULTA
OLD NAVY
Available 5,190 sf
Future Availability 26,600 sf
REI
www.rei.com
UFC
SIGNED LOI
NEW COMMUNITY PLAZA
BENIHANA
WORLD MARKET

Willows Shopping Center Redevelopment –
Concord, CA (Continued)

Proposed Site Plan
Location Concord, CA
GLA total center 251k sf
GLA redevelopment ~50k sf
Redevelopment budget ~$13 million
Project
• Will invest $12 million to construct 20k sf of
new buildings for a new Ulta junior anchor,
an expanded UFC Gym, and new shop
space; renovate facades on 20k sf of
challenging shop space; and construct two
new vehicular roads and an open
pedestrian area.
• An additional ~$1 million is being invested
to replace a 12k sf dated restaurant building
with a popular new concept occupying 9k sf
Target stabilization date 3Q 2015
Expected stabilized yield ~8%

LOEHMANN'S
LOEHMANN'S
LOEHMANN'S
LOEHMANNS
LOEHMANNS
biggest designer
biggest designer

101 7 Avenue - New York, New York 26 Highlights • 57k sf four-story retail condominium • Loehmann’s lease expires March 2016 • In-place rent of $25 psf, well below market th

EQUITY ONE INC.

Publix
FOOD & PHARMACY

THE FRESH MARKET
ROSS
DRESS FOR LESS

LA FITNESS

Florida Redevelopment Opportunities

Lake Mary Centre, Lake Mary, FL
Boynton Plaza, Boynton Beach, FL
Kirkman Shoppes, Orlando, FL
Budget
(1)
$7.6 million
Incurred as of 9/30/13 $0.3 million
Target stabilization
(2)
1Q15
Description
• Publix expansion
• 54k sf project GLA, 107k sf
property GLA
Budget $4.0 million
Incurred as of 9/30/13 $1.6 million
Target stabilization
(2)
3Q14
Description
• Anchor re-tenanting (Ross and
Fresh Market)
• Future phase includes
re-tenanting former Kmart space
Budget $6.6 million
Incurred as of 9/30/13 $0.1 million
Target stabilization
(2)
3Q15
Description
• Anchor re-tenanting with L.A.
Fitness
• 41k sf project GLA, 100k sf
property GLA
(1) Net estimated project cost.
(2) Date that construction is expected to be complete and the anchors commence rent.

EQUITY ONE INC.

SIGN
SIGN
SIGN
SIGN
SIGN
SIGN
SIGN
SIGN
SIGN
SIGN

Florida Redevelopment Opportunities (Continued)

Boca Village, Boca Raton, FL
Budget
(1)
$10.9 million
Incurred as of 9/30/13 $7.5 million
Target stabilization
(2)
2Q14
Description
• Redevelopment of CVS Pharmacy
adding a drive-thru
• Eliminating interior courtyard
space and enhancing shop
visibility
• 42k sf project GLA, 93k sf property
GLA
(1) Net estimated project cost.
(2) Date that construction is expected to be complete and the anchors commence rent.

jcp
Home Store
5532
5516
5524-A
WORLD MARKET
5564
5572
5580-A
5580-B
5580-C
5580-D
5588-A
5588-B
OfficeMax
5596

jcp
Home Store
WORLD MARKET
OfficeMax

Recent Acquisition:  Pleasanton Plaza –
Pleasanton, CA

Acquisition Date October 2013
Price $30.9 million
Debt $20.0 million
due 6/15
Total sf 163,000
Leased Rate 96%
3 mile avg income >$120k
Asset Strategy
• Anchors significantly below market
• Expansion and redevelopment opportunities
• Upgrade facade, parking lot, and add
amenities and restaurants

Existing

The Green
Market
Proposed

Existing

Proposed

Recent Acquisition: Pleasanton Plaza – Pleasanton, CA (Continued) 30 Possible Facade Improvement Plan

EQUITY ONE INC.

THE FRESH MARKET

606
DUNKIN' DONUTS
EARTH ANIMAL
THE UPS STORE
THE VILLAGE CENTER

Recent Acquisition:  The Village Center –
Westport, CT

Acquisition Date October 2013
Price $54.3 million
Debt $15.7 million
due 6/19
Total sf 90,000
Leased Rate 98%
3 mile avg income >$225k
Asset Strategy
• Recapture below market leases
• Redevelop center via significant
improvement to tenant mix and
upgraded retailer quality

EQUITY ONE INC.

THE FRESH MARKET
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Post Road East (Route 1)
patio.com
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DUNKIN' DONUTS

Recent Acquisition: The Village Center – Westport, CT (Continued) 32

Appendix 33 • Summary of Capital Recycling – 2009 to Date

Summary of Capital Recycling – 2009 to Date

Remaining
Pro Forma
+ - =
Pro Forma
-
Non-Core
=
Core
12/31/2008
(1)
Acquisitions
(2)
Dispositions
(3)
10/30/2013
(4)
Properties
(5)
Portfolio
Number of Properties
(6)
171 37 80 128 33 95
Total Gross Leasable Area (GLA)
(6)
18,945,330 6,011,813 8,123,476 16,659,715 3,653,249 13,006,466
Average GLA per Property 110,791 162,481 101,543 130,154 110,705 136,910
Property Value (000s)
(7)
2,730,789 1,915,168 1,032,190 3,769,160 244,964 3,524,196
Property Value PSF 144 319 127 226 67 271
Average Property Value (000s) 15,970 51,761 12,902 29,447 7,423 37,097
Demographics
(8)
3-Mile Population 81,238 278,350 53,903 203,726 51,021 214,341
3-Mile Average Household Income 76,077 109,710 73,047 95,339 60,840 97,737
Grocer Sales PSF
(9)
473 854 441 558 336 609
Average Rent PSF
(9)
11.97 22.43 11.42 16.23 8.40 18.27
Please see footnotes on following page.
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Summary of Capital Recycling – 2009 to Date
Footnotes

(1) Includes 21 DIM Vastgoed properties.  Equity One owned 48% of the outstanding shares of DIM at 12/31/2008, and increased its voting control to 75% during 1Q 2009.  The 12/31/2008 property value ascribed to DIM properties is the value paid as of
10/30/2013 for all DIM equity, plus assumed mortgage debt at assessed market value as of 3/31/2009.
(2) Acquisitions include properties acquired subsequent to 12/31/2008 or under contract for purchase as of 10/30/2013, as well as the budgeted cost of ground up development activities.
(3) Dispositions include properties sold subsequent to 12/31/2008 or under contract for sale as of 10/30/2013, and excludes the sales of outparcels.
(4) Includes properties under development or redevelopment based on 9/30/2013 IFRS fair values, except for Broadway Plaza, which is included at budgeted construction cost.  Excludes properties under contract for sale as of 10/30/2013, which are included within Dispositions.
(5) Remaining Non-Core Properties consist of retail properties which are inconsistent with the company's long-term strategy and which may be sold in the future.  These properties are generally in smaller, secondary or tertiary markets.
(6) Number of Properties and associated value exclude Other/Non Retail Properties (except for those properties acquired and subsequently disposed between 12/31/2008 and 10/30/2013) and Land Held for Development.  Gross Leasable Area (GLA)
does not cross foot from 12/31/2008 to 10/30/2013 due to additions and reductions of GLA from redevelopment activities, outparcel sales, and other activities that affect GLA.
(7) Property Value is based on IFRS fair value except for (i) Acquisitions and Dispositions, which are based on purchase price and sale price, respectively, (ii) the value of DIM Vastgoed assets (see footnote above), and (iii) in-process ground up development, which is based on budgeted construction cost.  12/31/2008 Property Value is based on IFRS fair value as of 12/31/2008;
10/30/2013 Property Value is based on IFRS fair value as of 9/30/2013.
(8) Demographic information derived from a third-party source. All demographic information, including with respect to properties sold prior to 2013, is as of May 2013.
(9) All per square foot amounts are based on the gross leasable area (GLA). Grocer Sales PSF exclude grocers who have vacated but are still paying rent.  Average Rent PSF for Pro Forma 12/31/2008 and for Dispositions is as of 12/31/2008, except DIM
Vastgoed properties which are as of 12/31/2009; Average Rent PSF for Acquisitions and Pro Forma 10/30/2013 is as of
9/30/2013.

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